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

American Pacific Finance Company (d/b/a Illinois American Pacific Finance Company)       Delaware
American Pacific Finance Company II                                                      California
Big Spring Pipeline Company                                                              Texas
BioClean Fuels Inc.                                                                      Delaware
CalEnergy BCF, Inc.                                                                      Delaware
CalEnergy Capital Trust                                                                  Delaware
CalEnergy Capital Trust II                                                               Delaware
CalEnergy Capital Trust III                                                              Delaware
CalEnergy Capital Trust IV                                                               Delaware
CalEnergy Capital Trust V                                                                Delaware
CalEnergy Capital Trust VI                                                               Delaware
CalEnergy Company, Inc.                                                                  Delaware
CalEnergy Generation Operating Company                                                   Delaware
CalEnergy Holdings Inc.                                                                  Delaware
CalEnergy Imperial Valley Company, Inc.                                                  Delaware
CalEnergy International, Inc.                                                            Delaware
CalEnergy International Ltd.                                                             Bermuda
CalEnergy International Services, Inc.                                                   Delaware
CalEnergy Investments C.V.                                                               Netherlands
CalEnergy Minerals LLC                                                                   Delaware
CalEnergy Minerals Development LLC                                                       Delaware
CalEnergy Operating Corporation                                                          Delaware
CalEnergy Pacific Holdings Corp.                                                         Delaware
CalEnergy U.K. Inc.                                                                      Delaware
California Energy Development Corporation                                                Delaware
California Energy Management Company                                                     Delaware
California Energy Yuma Corporation                                                       Utah
CBE Engineering Co.                                                                      California
CE Administrative Services, Inc.                                                         Delaware
CE Argo Energy, Inc.                                                                     Delaware
CE Argo Power LLC                                                                        Delaware
CE Asia Ltd.                                                                             Bermuda
CE Bali Ltd.                                                                             Bermuda
CE (Bermuda) Financing Ltd.                                                              Bermuda
CE Casecnan Ltd.                                                                         Bermuda
CE Casecnan Water and Energy Company, Inc.                                               Philippines
CE Cebu Geothermal Power Company, Inc.                                                   Philippines
CE Electric (NY), Inc.                                                                   Delaware
CE Electric UK Funding Company                                                           England and Wales
CE Electric UK Holdings                                                                  England and Wales
CE Electric UK Limited                                                                   England and Wales
CE Electric, Inc.                                                                        Delaware
CE Exploration Company                                                                   Delaware
CE Generation, LLC                                                                       Nebraska
CE Geothermal, Inc.                                                                      Delaware

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CE Geothermal, LLC                                                                       Delaware
CE Indonesia Geothermal, Inc.                                                            Delaware
CE Indonesia Ltd.                                                                        Bermuda
CE Insurance Services Limited                                                            Isle of Man
CE International (Bermuda) Ltd.                                                          Bermuda
CE International Investments, Inc.                                                       Delaware
CE Latin America Ltd.                                                                    Bermuda
CE Luzon Geothermal Power Company, Inc.                                                  Philippines
CE Mahanagdong II, Inc.                                                                  Philippines
CE Mahanagdong Ltd.                                                                      Bermuda
CE Obsidian Energy LLC                                                                   Delaware
CE Obsidian Holding LLC                                                                  Delaware
CE Overseas Ltd.                                                                         Bermuda
CE Philippines II, Inc.                                                                  Philippines
CE Philippines Ltd.                                                                      Bermuda
CE Power, Inc.                                                                           Delaware
CE Power, LLC                                                                            Delaware
CE Resources, LLC                                                                        Delaware
CE Salton Sea Inc.                                                                       Delaware
CE Singapore Ltd.                                                                        Bermuda
CE/TA LLC                                                                                Delaware
CE Texas Energy LLC                                                                      Delaware
CE Texas Fuel, LLC                                                                       Delaware
CE Texas Gas, L.P.                                                                       Delaware
CE Texas Pipeline, LLC                                                                   Delaware
CE Texas Power, LLC                                                                      Delaware
CE Texas Resources, LLC                                                                  Delaware
CE Turbo LLC                                                                             Delaware
CEABC Co.                                                                                Delaware
CEXYZ Co.                                                                                Delaware
Conejo Energy Company                                                                    California
Cordova Energy Company LLC                                                               Delaware
Cordova Funding Corporation                                                              Delaware
Del Ranch, L.P.                                                                          California
Desert Valley Company                                                                    California
Elmore, L.P.                                                                             California
Falcon Power Operating Company                                                           Texas
Falcon Seaboard Oil Company                                                              Texas
Falcon Seaboard Pipeline Corporation                                                     Texas
Falcon Seaboard Power Corporation, Inc.                                                  Texas
Fish Lake Power LLC                                                                      Delaware
Fox Energy Company LLC                                                                   Delaware
FSRI Holdings, Inc.                                                                      Texas
Gilbert/CBE Indonesia L.L.C.                                                             Nebraska
Gilbert/CBE L.P.                                                                         Nebraska
HomeServices of America, Inc.                                                            Delaware

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Imperial Magma LLC                                                                       Delaware
Intermountain Geothermal Company                                                         Delaware
IPP Co.                                                                                  Delaware
IPP Co. LLC                                                                              Delaware
Kern River Funding Corporation                                                           Delaware
Kern River Gas Transmission Company                                                      Texas
KR Acquisition 1, LLC                                                                    Delaware
KR Acquisition 2, LLC                                                                    Delaware
KR Holding, LLC                                                                          Delaware
Leathers, L.P.                                                                           California
Magma Generating Company I                                                               Nevada
Magma Generating Company II                                                              Nevada
Magma GEO                                                                                California
Magma Land Company I                                                                     Nevada
Magma Netherlands B.V.                                                                   Netherlands
Magma Power Company                                                                      Nevada
MEHC Investment, Inc.                                                                    South Dakota
MHC Inc.                                                                                 Iowa
MidAmerican Capital Trust I                                                              Delaware
MidAmerican Energy Company                                                               Iowa
MidAmerican Energy Foundation                                                            Iowa
MidAmerican Energy Machining Services LLC                                                Delaware
MidAmerican Funding, LLC                                                                 Iowa
MidAmerican Transmission, LLC                                                            Delaware
Niguel Energy Company                                                                    California
NNGC Acquisition, LLC                                                                    Delaware
NorCon Holdings, Inc.                                                                    Delaware
NorCon Power Partners, L.P.                                                              Delaware
Norming Investments B.V.                                                                 Netherlands
North Country Gas Pipeline Corporation                                                   New York
Northern Aurora, Inc.                                                                    Delaware
Northern Consolidated Power, Inc.                                                        Delaware
Northern Electric plc                                                                    England and Wales
Northern Natural Gas Company                                                             Delaware
Ormoc Cebu Ltd.                                                                          Bermuda
Power Resources, Ltd.                                                                    Texas
Quad Cities Energy Company                                                               Iowa
Salton Sea Brine Processing, L.P.                                                        California
Salton Sea Funding Corporation                                                           Delaware
Salton Sea Minerals Corp.                                                                Delaware
Salton Sea Power Company                                                                 Nevada
Salton Sea Power Generation L.P.                                                         California
Salton Sea Power LLC                                                                     Delaware
Salton Sea Royalty LLC                                                                   Delaware
San Felipe Energy Company                                                                California
Saranac Energy Company, Inc.                                                             Delaware

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Saranac Power Partners, L.P.                                                             Delaware
SECI Holdings, Inc.                                                                      Delaware
Slupo I B.V.                                                                             Netherlands
Tongonan Power Investment, Inc.                                                          Philippines
Visayas Geothermal Power Company                                                         Philippines
VPC Geothermal LLC                                                                       Delaware
Vulcan Power Company                                                                     Nevada
Vulcan/BN Geothermal Power Company                                                       Nevada
Yuma Cogeneration Associates                                                             Arizona
MEC Construction Services Co.                                                            Iowa
MidAmerican Capital Company                                                              Delaware
MidAmerican Services Company                                                             Iowa
Midwest Capital Group, Inc.                                                              Iowa
CBEC Railway Inc.                                                                        Iowa
MidAmerican Energy Funding Corporation                                                   Delaware
MidAmerican Energy Financing I                                                           Delaware
CalEnergy Gas Limited                                                                    England and Wales
CalEnergy Gas (Australia) Limited                                                        England and Wales
CalEnergy Gas (Holdings) Limited                                                         England and Wales
CalEnergy Gas (Pipelines) Limited                                                        England and Wales
CalEnergy Gas (Polska) Sp. z.o.o.                                                        Poland
CalEnergy Gas (UK) Limited                                                               England and Wales
CalEnergy Power (Polska) Sp. z.o.o.                                                      Poland
CalEnergy Resources Limited                                                              England and Wales
CE Electric (Ireland) Limited                                                            Republic of Ireland
CE UK Gas Holdings Limited                                                               England and Wales
Integrated Utility Services Limited                                                      England and Wales
Electralink Limited                                                                      England and Wales
Northern Electric & Gas Limited                                                          England and Wales
Northern Electric Distribution Limited                                                   England and Wales
Northern Electric Finance plc                                                            England and Wales
Northern Electric Genco Limited                                                          England and Wales
Northern Electric Generation Limited                                                     England and Wales
Northern Electric Generation (Peaking) Limited                                           England and Wales
Northern Electric Generation (TPL) Limited                                               England and Wales
Northern Electric Insurance Services Limited                                             Isle of Man
Northern Electric (Overseas Holdings) Limited                                            England and Wales
Northern Electric Properties Limited                                                     England and Wales
Northern Electric Retail Limited                                                         England and Wales
Northern Electric Supply Limited                                                         England and Wales
Northern Electric Training Limited                                                       England and Wales
Northern Infocom Limited                                                                 England and Wales
Northern Metering Systems Limited                                                        England and Wales
Northern Transport Finance Limited                                                       England and Wales
Ryhope Road Developments Limited                                                         England and Wales
Stamfordham Road Developments Limited                                                    England and Wales

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YEDL Limited                                                                             England and Wales
Yorkshire Cayman Holding Ltd.                                                            Cayman Islands
Yorkshire Electricity Distribution Plc                                                   England and Wales
Yorkshire Electricity Distribution Services Ltd.                                         England and Wales
Yorkshire Electricity Group Plc.                                                         England and Wales
Yorkshire Holdings Plc                                                                   England and Wales
Yorkshire Power Finance Ltd.                                                             Cayman Islands
Yorkshire Power Finance 2 Ltd.                                                           Cayman Islands
Yorkshire Power Group Limited                                                            England and Wales
YPG Holdings LLC                                                                         Delaware
Cimmred Leasing Company                                                                  South Dakota
DCCO Inc.                                                                                Minnesota
InterCoast Capital Company                                                               South Dakota
InterCoast Energy Company                                                                Delaware
InterCoast Global Management, Inc.                                                       Delaware
InterCoast Power Company                                                                 Delaware
InterCoast Power Marketing Company                                                       Delaware
InterCoast Sierra Power Company                                                          Delaware
IWG Co. 8                                                                                Delaware
MHC Investment Company                                                                   South Dakota
MidAmerican Rail Inc.                                                                    Iowa
MWR Capital Inc.                                                                         South Dakota
TTP, Inc. of South Dakota                                                                South Dakota
Dakota Dunes Development Company                                                         Iowa
Midwest Gas Company                                                                      Iowa
Two Rivers Inc.                                                                          South Dakota
Arizona Home Services, LLC                                                               Arizona
California Title Co.                                                                     California
Capitol Intermediary Company                                                             Nebraska
Capitol Land Exchange, Inc.                                                              Nebraska
Capitol Title Company                                                                    Nebraska
Carol Jones Company                                                                      Missouri
Carol Jones Properties, Ltd.                                                             Missouri
CBSHOME Real Estate Company                                                              Nebraska
Cendant Home Funding-Nebraska, L.L.C.                                                    Delaware
Champion Realty, Inc.                                                                    Maryland
Chancellor Mortgage Services, Inc.                                                       Maryland
Chancellor Title Services, Inc.                                                          Maryland
Community Mortgage Company                                                               Nebraska
Edina Corporate Services, Inc.                                                           Minnesota
Edina Financial Services, Inc.                                                           Minnesota
Edina Realty, Inc.                                                                       Minnesota
Edina Realty of Wisconsin, Inc.                                                          Wisconsin
Edina Realty Foundation                                                                  Minnesota
Edina Realty Franchise Associates, Inc.                                                  Minnesota
Edina Realty Insurance Agency, Inc.                                                      Minnesota

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Edina Realty Mortgage, LLC                                                               Delaware
Edina Realty Title, Inc.                                                                 Minnesota
Edina Realty Title, Inc. d/b/a Semonin Title, Inc.                                       Minnesota
First Realty, Ltd.                                                                       Iowa
For Rent, Inc.                                                                           Arizona
HMSV Financial Services, Inc.                                                            Delaware
HMSV Technologies Inc.                                                                   Delaware
HomeServices of California, Inc.                                                         Delaware
HomeServices Lending, LLC                                                                Delaware
First Capital Group, L.P.                                                                California
First Capital Enterprises, L.P.                                                          California
IMO Co., Inc.                                                                            Missouri
Iowa Realty Co., Inc.                                                                    Iowa
Iowa Realty Foundation                                                                   Iowa
Iowa Realty Insurance Agency, Inc.                                                       Iowa
Iowa Title Company                                                                       Iowa
Iowa Title Linn County, LLC                                                              Iowa
Iowa Title Linn County II, LLC                                                           Iowa
InsuranceSouth LLC                                                                       Alabama
J. D. Reece Mortgage Company                                                             Kansas
Jenny Pruitt & Associates, Inc.                                                          Georgia
Jenny Pruitt Insurance Services, Inc.                                                    Georgia
J.P.&A., Inc.                                                                            Georgia
JRHBW Realty, Inc. d/b/a RealtySouth, Inc.                                               Alabama
Kansas City Title, Inc.                                                                  Missouri
Kentucky Residential Referral Services, LLC                                              Kentucky
Lincoln Federal JV, LLC                                                                  Nebraska
Link-Help, LLC                                                                           Nebraska
Long Title Agency, Inc.                                                                  Arizona
Meridian Title Services, LLC                                                             Georgia
MidAmerican Commercial Real Estate Services, Inc.                                        Kansas
Midland Escrow Services, Inc.                                                            Iowa
MortgageSouth, LLC                                                                       Alabama
MRSCT, Inc.                                                                              Kentucky
Nebraska Land Title and Abstract Company                                                 Nebraska
Paul Semonin Company                                                                     Kentucky
Pickford Golden State Member, LLC                                                        California
Pickford Holdings, LLC                                                                   California
Pickford North County, LP                                                                California
Pickford Real Estate, Inc. d/b/a Prudential California Realty                            California
Pickford Realty Ltd.                                                                     California
Pickford Services Company                                                                California
Plaza Financial Services, LLC                                                            Kansas
Plaza Mortgage Services, LLC                                                             Kansas
Professional Referral Organization, Inc.                                                 Maryland
Property I.D. Golden State, LLC                                                          California

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Real Estate Links, LLC                                                                   Illinois
Real Estate Referral Network, Inc.                                                       Nebraska
Reece and Nichols Alliance, Inc.                                                         Kansas
Reece & Nichols Realtors, Inc.                                                           Kansas
RHL Referral Company, LLC                                                                Arizona
Roy H. Long Realty Co., Inc.                                                             Arizona
Select Relocation Services, Inc.                                                         Nebraska
Semonin Mortgage Services, Inc.                                                          Kentucky
Service Mortgage Group, LLC                                                              Kentucky
Southwest Relocation, LLC                                                                Arizona
The Referral Company                                                                     Iowa
Title Information Services, LLC                                                          Minnesota
TitleSouth, LLC                                                                          Alabama
Trinity Mortgage Affiliates                                                              Georgia
Trinity Mortgage Partners, Inc.                                                          Georgia
United Settlement Services, LC                                                           Iowa
Woods Bros. Insurance Co.                                                                Nebraska
Woods Bros. Real Estate Group, Inc.                                                      Nebraska
Woods Bros. Realty, Inc.                                                                 Nebraska
Woods Lots, Inc.                                                                         Nebraska
Kings Road Developments Limited                                                          England and Wales
Northgate Park Associates                                                                Iowa
Selectusonline                                                                           England and Wales
Vehicle Lease and Service Limited                                                        England and Wales
Viking Power Limited                                                                     England and Wales
Edge Technologies, Inc.                                                                  Iowa
Electra Brands Limited                                                                   England and Wales
ElectraLink Limited                                                                      England and Wales
Electricity Pensions Trustee Limited                                                     England and Wales
Emerald BioAgriculture Corp.                                                             Delaware
ESN Holdings Limited                                                                     England and Wales
Micro-Generation Technology Fund, LLC                                                    Delaware
MRA Service Company Limited                                                              England and Wales
Non-Fossil Purchasing Agency Holdings                                                    England and Wales
Racom Corporation                                                                        Delaware
REC Collect Limited                                                                      England and Wales
St. Clements Services Limited                                                            England and Wales
Teesside Power Limited                                                                   England and Wales
Utech Venture Capital Corporation                                                        Delaware
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